UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: September 19, 2016
Date of earliest event reported: July 8, 2016

INTL FCStone Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-23554	59-2921318
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Id. No.)
708 Third Avenue, Suite 1500, New York, New York		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:  (212) 485-3500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
______________________________________________________________________________

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.
On July 8, 2016, INTL FCStone Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) indicating that financial statements required by Item 9.01(a) and pro forma financial information required by Item 9.01(b) with respect to the acquisition described in Item 2.01, would be filed by an amendment to the Original 8-K no later than September 19, 2016. Subsequent to the filing of the Original 8-K, the Company requested a waiver of the requirement to file such financial statements under Item 9.01(a) or (b) from the Securities and Exchange Commission. On September 16, 2016, after discussion with the Division of Corporation Finance's Office of Chief Accountant, the waiver request was granted. Accordingly, the Company hereby amends the Original 8-K to eliminate references to the subsequent filing of financial statements and pro forma financial information relating to the acquisition.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2016	INTL FCStone Inc. By: /s/ William J. Dunaway________________________ William J. Dunaway, its Chief Financial Officer